Property, plant and equipment	12 Months Ended
Dec. 31, 2022
Property, plant and equipment
Property, plant and equipment

Note 8 –Property, plant and equipment

Property, plant and equipment consisted of the following as of December 31, 2022 and 2021:

	December 31,
	2022	2021

Leasehold land and buildings*	$59,065	$58,927
Leasehold improvements	18	17
Machinery and equipment	17	14
Vehicles and office equipment	371	261
Total	59,471	59,219
Impairment	(1,554)	(1,415)
Less: accumulated depreciation	(9,262)	(7,214)
Plant and equipment, net	$48,655	$50,590

*

As of December 31, 2020, leasehold land and buildings (a) with a carrying value of $47.67 million are pledged against the banking facilities from OCBC Wing Hang Bank Limited of HK$50.00 million ($6.41 million) of the Company and (b) with a carrying value of $4.37 million are pledged against the banking facilities from United Overseas Bank Limited of HK$127.54 million ($16.35 million) of a company beneficially owned by Luk Lai Ching Kimmy (a shareholder of the Company holding 4.2% of the Company’s ordinary shares as of December 31, 2020). This loan was fully settled on October 21, 2021.

Depreciation expense from continuing operations was $1,952, $1,953 and $2,099 for the years ended December 31, 2022, 2021 and 2020, respectively. Depreciation expense from discontinued operations was $nil, $nil and $209 for the years ended December 31, 2022, 2021 and 2020, respectively.

During the course of the Company’s strategic review of its operations in the years ended December 31, 2022, 2021 and 2020, the Company assessed the recoverability of the carrying value of certain property, plant and equipment which resulted in impairment losses from continuing operations of approximately $139, $nil and $970, respectively.